Exhibit 24.1

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, Synovus Financial Corp. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            SYNOVUS FINANCIAL CORP.
                                              (Registrant)

         March 9, 2004                      By: /s/James H. Blanchard
                                                -------------------------------
                                                James H. Blanchard,
                                                Principal Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James H. Blanchard, James D. Yancey and Richard E. Anthony, and each of them, his or her true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments to this report and to file the same, with all exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s), or their substitute(s), may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of Section 13 or 15(d) the Securities Exchange Act of 1934, as amended, this report has been signed by the following persons in the capacities and on the dates indicated.


/s/James H. Blanchard                                      Date: March 9, 2004
--------------------------------------------
James H. Blanchard,
Principal Executive Officer and Director


/s/James D. Yancey                                         Date: March 9, 2004
--------------------------------------------
James D. Yancey,
Chairman of the Board


/s/Richard E. Anthony                                      Date: March 9, 2004
--------------------------------------------
Richard E. Anthony,
President and Director


/s/Thomas J. Prescott                                      Date: March 9, 2004
--------------------------------------------
Thomas J. Prescott,
Executive Vice President,
Principal Accounting and Financial Officer


/s/Daniel P. Amos                                          Date: March 9, 2004
--------------------------------------------
Daniel P. Amos,
Director

                                                           Date: March __, 2004
--------------------------------------------
Joe E. Beverly,
Director


/s/Richard Y. Bardley                                      Date: March 9, 2004
--------------------------------------------
Richard Y. Bradley,
Director


                                                           Date: March __, 2004
--------------------------------------------
Frank W. Brumley,
Director


                                                           Date: March __, 2004
--------------------------------------------
Elizabeth W. Camp,
Director


/s/C. Edward Floyd                                         Date: March 9, 2004
--------------------------------------------
C. Edward Floyd,
Director


/s/Gardiner W. Garrard, Jr.                                Date: March 9, 2004
--------------------------------------------
Gardiner W. Garrard, Jr.,
Director


                                                           Date: March __, 2004
--------------------------------------------
T. Michael Goodrich,
Director


/s/V. Nathaniel Hansford                                   Date: March 9, 2004
--------------------------------------------
V. Nathaniel Hansford,
Director


/s/John P. Illges, III                                     Date: March 9, 2004
--------------------------------------------
John P. Illges, III,
Director


                                                           Date: March__, 2004
--------------------------------------------
Alfred W. Jones III,
Director


/s/Mason H. Lampton                                        Date: March 9, 2004
--------------------------------------------
Mason H. Lampton,
Director


                                                           Date: March __, 2004
--------------------------------------------
Elizabeth C. Ogie,
Director


/s/H. Lynn Page                                            Date: March 9, 2004
--------------------------------------------
H. Lynn Page,
Director


                                                           Date: March __, 2004
--------------------------------------------
J. Neal Purcell,
Director


/s/Melvin T. Stith                                         Date: March 9, 2004
--------------------------------------------
Melvin T. Stith,
Director


/s/William B. Turner, Jr.                                  Date: March 9, 2004
--------------------------------------------
William B. Turner, Jr.,
Director

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